AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
August 2010

For the month of August 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.12% and a net return of 1.09%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.29% for the month.

August 2010 gross relative performance:  -0.16%

Performance for periods ended August 31, 2010
(Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	7.54%	8.78%	8.07%	6.34%	6.94%
HIT Total Net Rate of Return	7.22%	8.30%	7.62%	5.90%	6.53%
Barclays Capital Aggregate Bond Index	7.83%	9.18%	7.65%	5.96%	6.47%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The HIT’s underweight to the lowest credit quality sector of the investment grade universe, whose “excess returns” were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns excess returns were -9, -10, -46, and -80 basis points (bps), respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 96% of the HIT portfolio is AAA-rated or carries a government or GSE guarantee, versus 78% of the Barclays Aggregate.

●	Corporate bonds’ weak performance. This sector posted the worst excess returns of any major sector in the index, at -66 bps. The HIT does not hold corporate bonds.

●
Better relative performance of some of the securities in the HIT’s agency multifamily mortgage-backed securities (MBS) portfolio as spreads tightened versus Treasuries. Ginnie Mae construction/permanent certificate spreads tightened by about 2 bps.  Fannie Mae multifamily DUS securities also tightened by 2 to 4 bps for bullet-like, longer duration structures and were generally unchanged for wider payment window structures. In contrast, Ginnie Mae permanent loan certificate spreads widened to Treasuries by about 3 bps.

●	Tightening of spreads on the HIT’s agency structured multifamily REMICs.

AFL-CIO HOUSING INVESTMENT TRUST                   August 2010 Performance Commentary

Negative contributions to the HIT’s performance included:

●	The HIT’s underweight to Treasuries, which experienced a significant rally as the market resumed its flight to safety. The HIT held 4.7% in Treasuries at the end of August versus 33% in the index.

●
The HIT’s portfolio’s structural overweight to spread-based assets as swap spreads widened across the yield curve for maturities up to 10 years.  Spread widening ranged from less than 1 bp to 7 bps, depending on maturity.

●	Price compression on the HIT’s premium-priced multifamily MBS, as appetite for premium bonds in the market decreased.

●	The HIT’s underweight to private-label commercial MBS (CMBS) as this sector was the best performing major sector in the Barclays Aggregate. CMBS posted an excess return of 90 bps.

August 2010 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+2.01%	+0	5.51
Agencies	+0.85%	-9	3.24
Single family agency MBS (RMBS)	+0.15%	-23	1.29
Corporates	+1.98%	-66	6.73
Commercial MBS (CMBS)	+2.03%	+90	3.88
Asset-backed securities (ABS)	+0.89%	-11	3.60
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	7/31/10	8/31/10	Change
3 Month	0.140%	0.127%	-0.013%
6 Month	0.191%	0.186%	-0.005%
1 Year	0.272%	0.227%	-0.045%
2 Year	0.546%	0.469%	-0.077%
3 Year	0.823%	0.696%	-0.127%
5 Year	1.596%	1.331%	-0.265%
7 Year	2.302%	1.918%	-0.384%
10 Year	2.905%	2.468%	-0.437%
30 Year	3.988%	3.515%	-0.473%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.